Managing Capital	6 Months Ended
Jun. 30, 2011
Managing Capital
Managing Capital

18. Managing capital:

The Company is not currently subject to externally imposed capital requirements. As of June 30, 2011, the Company has a net debt (debt including capital leases less available cash) balance of $8.7 million. As of June 30, 2011, the Company has established a recoverable gold inventory of approximately 14,900 ounces which has a gross value of approximately $22.4 million based on the quarter-end gold price of $1,506 per ounce. Past operating cash requirements were met through the use of a combination of asset sales, equity financings and debt. As a mining company, the Company's primary objective in managing capital is to use its cash resources to purchase or develop mineral resources and related cash flows utilizing the least dilutive, costly and risky method available to the Company. The Company closely monitors its capital structure related to the number of shares outstanding as a result of equity financings, convertible debt issuances and stock based compensation to minimize the level of dilution while providing the highest possible shareholder value.

On March 1, 2011, the Company repaid $0.8 million in outstanding debentures on their due date.

On March 10, 2011, the Company called C$1.3 million in outstanding debentures that were due on September 18, 2011. Debenture holders converted C$1.0 million of the debentures into 2.0 million common shares and C$0.3 million was repaid.

In the future, the Company may sell assets, issue project debt or equity to finance new mines or sustain the Company's operations. The Company monitors its cash flows available for debt service and operations on a continuous basis through the use of forecasts and comparisons of actual to budgeted results.